STEPSTONE GROUP REPORTS FIRST QUARTER FISCAL YEAR 2022 RESULTS
NEW YORK, August 10, 2021 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended June 30, 2021. This represents results for the first quarter for the fiscal year ending March 31, 2022. The Board of Directors of the Company has declared a quarterly cash dividend of $0.07 per share of Class A common stock, payable on September 15, 2021, to the holders of record as of the close of business on August 31, 2021.
StepStone issued a full detailed presentation of its first quarter fiscal 2022 results, which can be accessed by clicking here.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Tuesday, August 10, 2021 at 5:00 pm ET to discuss the Company’s results for the first fiscal quarter ended June 30, 2021. The conference call will also be made available in the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com/. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register.
The conference call can be accessed by dialing 1-855-327-6837 (United States) or 1-631-891-4304 (international).
A replay of the call will also be available on the Company's website approximately two hours after the live call through August 24, 2021. To access the replay, dial 1-844-512-2921 (United States) or 1-412-317-6671 (international). The replay pin number is 10015839. The replay can also be accessed on the shareholders section of the Company's website at https://shareholders.stepstonegroup.com.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of June 30, 2021, StepStone oversaw approximately $465 billion of private markets allocations, including $90 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on June 23, 2021, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Contacts
Shareholder Relations:
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick, ICR
StepStonePR@icrinc.com
1-203-682-8268

First Quarter Fiscal Year 2022 Earnings Presentation AUGUST 10, 2021

2STEPSTONE GROUP Today’s Presenters Scott Hart Co-CEO Jason Ment President & Co-COO Mike McCabe Head of Strategy Johnny Randel Chief Financial Officer

GAAP Consolidated Income Statements

STEPSTONE inside private markets

GAAP net income was $126.5 million for the quarter. GAAP net income attributable to StepStone Group Inc. was $41.7 million (or $1.06 per share) for the quarter.

($ in thousands, except per share amounts)	Quarter		
	June '20	June '21	% Fav / Unfav
Revenues			
Management and advisory fees, net	$ 63,500	$ 78,061	23%
Performance fees:			
Incentive fees	3,589	4,182	17%
Carried interest allocation:			
Realized allocation	3,638	49,963	1273%
Unrealized allocation	(132,140)	176,399	na
Total carried interest allocation	(128,502)	226,362	na
Total revenues	**(61,413)**	**308,605**	**na**
Expenses			
Compensation and benefits:			
Cash-based compensation	39,653	42,671	-8%
Equity-based compensation	483	3,743	-675%
Performance fee-related compensation:			
Realized	2,900	25,308	-773%
Unrealized	(68,675)	85,572	na
Total performance fee-related compensation	(65,775)	110,880	na
Total compensation and benefits	(25,639)	157,294	na
General, administrative and other	10,507	16,430	-56%
Total expenses	**(15,132)**	**173,724**	**na**
Other income (expense)			
Investment income	(3,178)	6,424	na
Interest income	94	80	-15%
Interest expense	(2,057)	(6)	100%
Other income (loss)	220	(437)	na
Total other income (expense)	(4,921)	6,061	na
Income before income tax	**(51,202)**	**140,942**	**na**
Income tax expense	1,158	14,423	-1146%
Net income	**(52,360)**	**126,519**	**na**
Less: Net income attributable to non-controlling interests in subsidiaries	4,093	5,614	-37%
Less: Net income (loss) attributable to non-controlling interests in the Partnership	(56,453)	79,255	na
Net income attributable to StepStone Group Inc.	**$ -**	**$ 41,650**	**na**
Earnings per share of Class A common stock – Basic		**$ 1.07**	
Earnings per share of Class A common stock – Diluted		**$ 1.06**	

Note: Foreign currency translation gains and losses have been reclassified from general, administrative and other expenses to other income (loss) in our consolidated income statements for all prior periods presented to conform to the current period presentation.

STEPSTONE GROUP 3

Robust Growth Profile Since Inception

TOTALS ASSETS UNDER MANAGEMENT AND ADVISEMENT ($B)



Assets under management
Assets under advisement
$1
$5
$9
$27
$47
$54
$62
$64
$84
$116
$130
$155
$266
$296
$427
$465
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
FY'17
FY'18
FY'19
FY'20
FY'21
FQ1'22

Note: Fiscal 2017-2021 reflect AUM/AUA as of March 31 of each fiscal year then ended. Prior year amounts are reported on a calendar year basis. Strategic acquisitions contributed approximately $5.6 billion, $1.8 billion, $0.9 billion, $3.6 billion and $2.4 billion of AUM and $1.0 billion, $0.0 billion, $0.0 billion, $1.0 billion and $92.5 billion of AUA in calendar year 2010, 2012, 2013, 2016 and 2018, respectively. As of June 30, 2021, approximately $0.9 billion, $0.4 billion, $0.1 billion, $2.7 billion and $2.1 billion of AUM and $0.0 billion, $0.0 billion, $0.0 billion, $0.2 billion and $97.0 billion of AUA acquired in calendar year 2010, 2012, 2013, 2016 and 2018, respectively, remains. An expansion of client data tracked contributed $70 billion of AUA for fiscal 2021. The incremental client data captured represents assets for which StepStone serves as investment advisor for the portfolio, but does not provide monitoring/reporting services and did not make the initial investment recommendation.

STEPSTONE GROUP 4

Fiscal 1Q 2022 Overview

STEPSTONE
inside private markets

KEY BUSINESS DRIVERS

	FQ1'22	FQ1'21	vs. FQ1'21	FQ4'21	vs. FQ4'21
Assets under management ("AUM")	$89.8 B	$66.2 B	36%	$86.4 B	4%
Fee-Earning AUM ("FEAUM")	52.9 B	41.7 B	27%	52.0 B	2%
Undeployed fee-earning capital	13.6 B	15.2 B	-11%	14.0 B	-3%
Gross accrued carry	1,072.7 M	328.7 M	226%	896.5 M	20%

FINANCIAL HIGHLIGHTS

($M, except per share data)	FQ1'22	FQ1'21	vs. FQ1'21	FQ4'21	vs. FQ4'21
Adjusted revenues	$136.2	$74.3	83%	$101.3	35%
Management and advisory fees, net	$78.1	$63.5	23%	$76.2	2%
Fee-related earnings ("FRE")	$23.1	$18.2	27%	$21.0	10%
Fee-related earnings margin	30%	29%		28%	
Adjusted Net Income ("ANI")	$40.5	$15.5	162%	$24.6	65%
ANI per share	$0.41	$0.16	156%	$0.25	64%

BUSINESS UPDATE

- Declared a dividend of $0.07 per share of Class A common stock, payable on September 15, 2021 to record holders of Class A common stock at the close of business on August 31, 2021
- Raised a total of approximately $11 billion of new SMA[1] capital in the last twelve months
- Additional closings of StepStone's growth equity fund and senior corporate lending fund, both currently in the market; Raised a total of approximately $2 billion for commingled funds in the last twelve months
- Conversus StepStone Private Markets ("CPRIM") achieved a NAV of approximately $150 million and posted a 45% net return since inception as of June 30, 2021
- In July 2021, entered into a transaction agreement to acquire 100% of Greenspring Associates, Inc. and certain of its affiliates (collectively, "Greenspring") for initial cash and equity consideration of approximately $725 million

[1] Includes advisory accounts for which we have discretion.

STEPSTONE GROUP 5

OVERVIEW

Overview of Greenspring Associates

- Greenspring is a dedicated venture and growth equity platform that manages assets across strategies covering all stages of the venture capital life cycle
- As of March 31, 2021, Greenspring managed $17 billion of total AUM, and $9 billion of fee-earning AUM
- Greenspring has a strong growth and performance track record
  - 34% 3-year compounded annual growth rate of management and advisory fees
  - Platform-wide net IRR of 21% since the firm's inception in 2000, versus a public market equivalent of 12%[1]
- We anticipate the transaction will be accretive to adjusted net income per share by the high-single digits during the twelve-months following the close of the acquisition, and more so in the future

COMPREHENSIVE VENTURE SOLUTIONS



ACROSS STRATEGIES
FUND INVESTMENTS
SECONDARY INVESTMENTS
DIRECT INVESTMENTS
ACROSS STAGES
SECONDARY
GROWTH
EARLY
SEED

GREENSPRING FINANCIALS[2]

ASSETS UNDER MANAGEMENT	$17.4B[3]
FEE-EARNING AUM	$9.1B
LTM MGT & ADVISORY FEES[4]	$70.4M
LTM FRE / PRE-TAX ADJUSTED INCOME	$28.0M
LTM FRE MARGIN[5]	40%

[1] Based on Greenspring company data
[2] Greenspring figures are preliminary and based on unaudited, estimated results for the twelve months ended March 31, 2021, and are based on currently available information. Amounts have been presented to conform to StepStone's reporting policies.
[3] The difference between Greenspring's $9.1 billion of FEAUM and $17.4 billion of AUM is due in part to $2.8 billion of non-fee paying AUM, with the remaining difference driven by the appreciation of the underlying investments in the current funds.
[4] Greenspring's Management & Advisory Fees include $3 million of fund administration fees. StepStone is not acquiring performance fees on pre-acquisition Greenspring funds.
[5] FRE Margin is calculated by dividing Fee-Related Earnings by Management & Advisory Fees.

STEPSTONE GROUP 7

StepStone's Growth Drivers

STEPSTONE inside private markets

AUM | AUA

SEPARATELY MANAGED ACCOUNTS	FOCUSED COMMINGLED FUNDS	ADVISORY
$67B **31%** growth from prior year	$15B **25%** growth from prior year	$375B
• A total of **~$11B** of new capital additions during the LTM • Total undeployed fee-earning capital of **$13.6B**	• A total of ~**$2B** raised in focused commingled funds during the LTM • Final closings on StepStone Real Estate Partners IV ("SREP IV") (**$1.4B total fund size**) • SCL (private debt) program (**$1.1B total program size**) raised capital in first and second vintages • Subsequent closes held on growth equity, private debt, and private wealth programs	• Net client activity increased AUA by **$149B** over the last twelve months • **~$7B** from advisory accounts for which we have discretion

FEAUM

SEPARATELY MANAGED ACCOUNTS	FOCUSED COMMINGLED FUNDS
$41B **+31%** from prior year	$11B **+14%** from prior year

Note: As of June 30, 2021. Amounts may not sum to total due to rounding.

STEPSTONE GROUP 8

9STEPSTONE GROUP 12.9 16.2 19.9 24.5 25.01.0 3.0 3.5 4.4 4.5 4.6 8.4 11.4 12.6 12.8 3.8 4.6 6.3 10.5 10.6 $22.3 $32.2 $41.2 $52.0 $52.9 FY'18 FY'19 FY'20 FY'21 FQ1'22 Private debt Infrastructure Real estate Private equity 16.5 24.2 31.1 40.6 41.45.8 8.0 10.1 11.4 11.5 $22.3 $32.2 $41.2 $52.0 $52.9 FY'18 FY'19 FY'20 FY'21 FQ1'22 Focused commingled funds Separately managed accounts Total AUM FEE-EARNING AUM BY ASSET CLASS ($B) FEE-EARNING AUM BY COMMERCIAL STRUCTURE ($B) % SMAs 74% 75% 76% 78% 78% % Commingled 26% 25% 24% 22% 22% % PE 58% 50% 48% 47% 47% % RE/INFRA/PD 42% 50% 52% 53% 53% $53 $90$86$67 Note: Amounts may not sum to total due to rounding. PE – Private equity, RE – Real estate, INFRA – Infrastructure, PD – Private debt 22.3 32.2 41.2 52.0 52.912.4 12.3 14.4 14.0 13.6 $34.7 $44.5 $55.6 $66.0 $66.5 FY'18 FY'19 FY'20 FY'21 FQ1'22 FEAUM + UNDEPLOYED FEE-EARNING CAPITAL ($B) FEAUM Undeployed fee-earning capital Fee-earning AUM Evolution 35% clients with exposure to more than one asset class FEAUM Growth SMAs +31% from prior year Commingled +14% from prior year $40

10STEPSTONE GROUP Trend in Management and Advisory Fees MANAGEMENT FEES ($M) 52 86 107 136 14649 59 79 97 101 $100 $145 $187 $233 $247 FY'18 FY'19 FY'20 FY'21 LTM FQ1'22 Focused commingled funds Separately managed accounts Blended mgmt. fee rates: Overall 0.56% 0.53% 0.51% 0.52% 0.52% By Type: SMAs 0.42% 0.41% 0.39% 0.39% 0.40% Commingled 0.83% 0.87% 0.89% 0.90% 0.92% By Asset Class: PE 0.66% 0.63% 0.66% 0.62% 0.62% RE / INFRA / PD 0.46% 0.41% 0.37% 0.42% 0.44% ADVISORY FEES ($M) $40 $45 $48 $52 $53 FY'18 FY'19 FY'20 FY'21 LTM FQ1'22 AUA ($B) $115 $213 $229 $3402 $375 76% 82%82%80% 24% 18%18%20% Note: Amounts may not sum to total due to rounding. PE – Private equity, RE – Real estate, INFRA – Infrastructure, PD – Private debt 1 Excludes fund reimbursement revenues. 2 An expansion of client data tracked contributed $70 billion of AUA for fiscal 2021. The incremental client data captured represents assets for which StepStone serves as investment advisor for the portfolio, but does not provide monitoring/reporting services and did not make the initial investment recommendation. % of mgmt. & advisory fees1 % of mgmt. & advisory fees1 72% 28% Acquisition of Courtland Partners added ~$90B of AUA

FINANCIAL UPDATE

Financial Highlights

- FEAUM growth of 27% drove fee revenue increases of 23% for the quarter
- Fee-Related Earnings increased 27% for the quarter, primarily driven by fee revenue growth and FRE margin expansion
- Adjusted Net Income per share increased 156% for the quarter, reflecting higher FRE and higher net realized performance fees
- Results include $0.9 million of revenue, $0.8 million of FRE, and $0.8 million of pre-tax ANI from retroactive fees related to additional closes of StepStone's growth equity fund

FINANCIAL HIGHLIGHTS

	Three Months Ended June 30		
($M, unless otherwise mentioned)	2021	2020	% Δ YTY
AUM ($B)	$ 89.8	$ 66.2	36%
FEAUM ($B)	52.9	41.7	27%
Undeployed Fee-Earning capital ($B)[1]	13.6	15.2	-11%
Management & Advisory Fees, net	$ 78.1	$ 63.5	23%
Fee-Related Earnings[2]	23.1	18.2	27%
Fee-Related Earnings Margin[3]	30%	29%	
Gross Realized Performance Fees[4]	58.2	10.8	440%
Pre-tax Adjusted Net Income ("ANI")	52.3	20.6	154%
Adjusted Net Income Per Share[5]	$ 0.41	$ 0.16	156%
Adjusted Revenues	136.2	74.3	83%

[1] Undeployed fee-earning capital is defined as capital not yet invested on which StepStone will earn fees once the capital is deployed or activated.
[2] Foreign currency translation gains and losses have been reclassified from general, administrative and other expenses to other income (loss) in our consolidated income statements for all prior periods presented to conform to the current period presentation.
[3] Fee-Related Earnings Margin is calculated by dividing Fee-Related Earnings by Management & Advisory Fees, net.
[4] Gross Realized Performance Fees include deferred incentive fees that are not included in our GAAP results; FQ1'22: $4.0m, FQ1'21: $3.5m.
[5] Reflects a 22.6% blended statutory rate applied to Pre-tax Adjusted Net Income for FQ1'22, and 98.7 adjusted shares outstanding. Reflects a 25.0% blended statutory rate, and 98.0 million adjusted shares outstanding for FQ1'21. See Appendix for calculation of ANI per share and a reconciliation of adjusted shares.

STEPSTONE GROUP 12

Adjusted Revenues

MGMT. & ADVISORY FEES ($M)



$64
+23%
$78
Jun-20
Jun-21
Quarter



CAGR: +26%
$300
$141
Mar-18
LTM Jun-21
Long-Term Growth

- FEAUM growth and client advisory activity drove revenue growth of 23% for the quarter and drove a compound annual growth rate ("CAGR") of 26% over the long-term growth period
- Advisory fees increased 3% for the quarter and increased by a compound annual growth rate of 9% over the long-term growth period
- Management fees increased 28% for the quarter driven by strong FEAUM growth
  - SMA and Commingled Funds fees increased by 32% and 22%, respectively
- Management fees increased by a compound annual growth rate of 32% over the long-term growth period; SMA and Commingled Funds fees increased by 37% and 26%, respectively

GROSS REALIZED PERFORMANCE FEES ($M)



$58
+440%
$11
Jun-20
Jun-21
Quarter



$121
CAGR: +47%
$34
Mar-18
LTM Jun-21
Long-Term Growth

- Gross realized performance fees were up $47 million for the quarter due to higher realization activity
- Gross realized performance fees were up $87 million over the long-term growth period

ADJUSTED REVENUES ($M)



+83%
$136
$74
Jun-20
Jun-21
Quarter



CAGR: +31%
$421
$175
Mar-18
LTM Jun-21
Long-Term Growth

- Adjusted revenues increased 83% for the quarter driven by higher management and advisory fees and higher realized performance fees
- Adjusted revenues grew by a compound annual growth rate of 31% over the long-term growth period

STEPSTONE GROUP 13

Profitability

FEE-RELATED EARNINGS ($M)



FRE
Margin %
29%
30%
17%
31%
$18
+27%
$23
$24
CAGR:
+53%
$94
Jun-20
Jun-21
Quarter
Mar-18
LTM Jun-21
Long-Term Growth

- FEAUM growth, client advisory activity and favorable expense environment drove FRE growth and margin improvement
- FRE increased 27% for the quarter and increased by a compound annual growth rate of 53% over the long-term growth period
- FRE margins increased to 30% for the quarter as compared with 29% in the prior year and 17% three fiscal years ago

ADJUSTED NET INCOME($M)



$15
+162%
$41
$35
CAGR:
+42%
$110
Jun-20
Jun-21
Quarter
Mar-18
LTM Jun-21
Long-Term Growth

- Adjusted net income increased 162% for the quarter driven by higher FRE and higher net realized performance fees
- Adjusted net income grew by a compound annual growth rate of 42% over the long-term growth period

STEPSTONE GROUP 14

15STEPSTONE GROUP $50 $58 $63 $74 $83 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FQ1'21 FQ2'21 FQ3'21 FQ4'21 FQ1'22 $329 $486 $637 $897 $1,073 $0 $200 $400 $600 $800 $1,000 $1,200 FQ1'21 FQ2'21 FQ3'21 FQ4'21 FQ1'22 Accrued Carry and Fund Investments • Gross accrued carried interest of $1,073 million, an increase of 226% from June 30, 2020 driven by increases in the unrealized gains of the underlying portfolios (note: valuations reported on a one quarter lag) • Approximately 130 carry programs are currently active: – Co-investment and Direct portfolio: over $16 billion invested, 320+ investments, 170+ unique GPs – Secondary portfolio: over $8 billion committed, 160+ transactions with nearly 320 underlying funds and structures • The value of investments held by the firm increased to $83 million, an increase of 64% from June 30, 2020 • Unfunded commitments were approximately $54 million as of June 30, 2021 +226% +64% ACCRUED CARRY ($M) INVESTMENTS ($M)

16STEPSTONE GROUP Unrealized Carry • Gross accrued unrealized carried interest of $1,073 million, net accrued unrealized carry of $536 million as of June 30, 2021 • Over $43 billion in performance fee-eligible capital as of June 30, 2021 • 65% or $699 million of gross accrued unrealized carried interest allocation balance is in SMAs or commingled funds that have American style (or deal- by-deal) carry waterfalls • Approximately 130 programs with carry or incentive fee structures, with approximately 90 programs in accrued carried interest positions as of June 30, 2021 2012 & Prior 13% 2013 1% 2014 19% 2015 18% 2016 17% Post 2016 32% 68% from 2016 or prior vintages NET UNREALIZED CARRY AS OF 6/30/2021 BY VINTAGE Private Equity 95% Infrastructure 2% Real Estate 3% NET UNREALIZED CARRY AS OF 6/30/2021 BY TYPE

APPENDIX

18STEPSTONE GROUP ($ in thousands) June '20 Mar '21 June '21 Assets Cash and cash equivalents 90,711$ 179,886$ 218,580$ Restricted cash - 3,977 4,011 Fees and accounts receivable 34,445 32,096 42,004 Due from affiliates 6,116 7,474 6,819 Investments: Investments in funds 50,448 74,379 82,894 Accrued carried interest allocations 328,697 896,523 1,072,673 Deferred income tax assets 742 89,439 94,447 Lease right-of-use assets, net - - 64,707 Other assets and receivables 23,439 24,715 24,970 Intangibles, net 7,995 5,491 4,870 Goodwill 6,792 6,792 6,792 Total assets 549,385$ 1 ,320,772$ 1 ,622,767$ Liabi l ities and stoc kholders’ equity / partners' c apital Accounts payable, accrued expenses and other liabilities 37,322$ 47,723$ 45,992$ Accrued compensation and benefits 37,547 34,224 51,003 Accrued carried interest-related compensation 168,615 465,610 562,531 Due to affiliates 6,873 113,522 126,594 Debt obligations 142,967 - - Lease Liabilities - - 75,512 Total l iabi l i ties 393,324 661 ,079 861 ,632 Stockholders' equity / partners' capital 134,907 249,253 304,713 Accumulated other comprehensive income 306 155 215 Non-controlling interests in subsidiaries 20,848 25,885 26,585 Non-controlling interests in the Partnership - 384,400 429,622 Total stoc kholders' equity / partners' c apital 156,061 659 ,693 761 ,135 Total l iabi l i ties and stoc kholders' equity / partners’ c apital 549,385$ 1 ,320,772$ 1 ,622,767$ Consolidated Balance Sheets

Non-GAAP Financial Results

STEPSTONE
inside private markets

($ in thousands, unless otherwise mentioned)

	Quarter		
	June '20	June '21	% Fav / Unfav
Management and advisory fees, net	$ 63,500	$ 78,061	23%
Less:			
Cash-based compensation	39,653	42,671	-8%
Equity-based compensation[1]	-	108	na
General, administrative and other[2]	10,507	16,430	-56%
Plus:			
Amortization of intangibles	835	620	-26%
Non-core items[3]	4,005	3,655	-9%
Fee-related earnings[2]	**18,180**	**23,127**	**27%**
Plus:			
Realized carried interest allocations	3,638	49,963	1273%
Incentive fees	3,589	4,182	17%
Deferred incentive fees	3,546	4,042	14%
Realized investment income	1,015	2,411	138%
Interest income	94	80	-15%
Write-off of unamortized deferred financing costs	-	-	na
Other income (loss)[2]	220	(437)	na
Less:			
Realized performance fee-related compensation	2,900	25,308	-773%
Interest expense	2,057	6	100%
Income attributable to non-controlling interests in subsidiaries[4]	4,686	5,720	-22%
Pre-tax adjusted net income	**20,639**	**52,334**	**154%**
Less: Income taxes[5]	5,160	11,801	-129%
Adjusted net income	**$ 15,479**	**$ 40,533**	**162%**
ANI per share	**$ 0.16**	**$ 0.41**	**156%**

1 Reflects equity-based compensation for awards granted subsequent to the IPO.
2 Foreign currency translation gains and losses have been reclassified from general, administrative and other expenses to other income (loss) in our consolidated income statements for all prior periods presented to conform to the current period presentation.
3 Includes transaction costs ($3.5 million for the three months ended June 30, 2021), and severance costs ($0.1 million and $4.0 million for the three months ended June 30, 2021 and 2020, respectively).
4 Includes income attributable to non-controlling interests in subsidiaries net of non-controlling interest portion of unrealized investment income (loss) ($(0.1) million and $(0.6) million for the three months ended June 30, 2021 and 2020, respectively).
5 Represents corporate income taxes at a blended statutory rate of 22.6% applied to pre-tax adjusted net income for the three months ended June 30, 2021. The 22.6% rate for the three months ended June 30, 2021 is based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 1.6%. As we were not subject to U.S. federal and state income taxes prior to the Reorganization and IPO, a blended statutory rate of 25.0% has been applied to all prior periods presented for comparability purposes.

STEPSTONE GROUP 19

FEAUM Overview

($B, unless noted)	FQ1'22	FQ1'21	Fav / Unfav Change $	Fav / Unfav Change %
SMAs				
Beginning balance	$ 40.6	$ 31.1	$ 9.5	30%
Contributions	1.3	1.2	0.1	10%
Distributions	(0.3)	(0.1)	(0.2)	-186%
Market value, FX and other	(0.1)	(0.6)	0.4	77%
Ending balance	$ 41.4	$ 31.6	$ 9.8	31%
Management fees ($M)	$ 40.6	$ 30.7	$ 9.9	32%
Average fee rate[1]	0.40%	0.39%	0.01%	2%
Commingled Funds				
Beginning balance	$ 11.4	$ 10.1	$ 1.3	13%
Contributions	0.2	0.2	0.0	17%
Distributions	(0.1)	(0.1)	0.0	12%
Market value, FX and other	(0.1)	(0.1)	(0.0)	-17%
Ending balance	$ 11.5	$ 10.1	$ 1.4	14%
Management fees ($M)	$ 24.2	$ 19.9	$ 4.3	22%
Average fee rate[1]	0.92%	0.90%	0.02%	3%
Total				
Beginning balance	$ 52.0	$ 41.2	$ 10.8	26%
Contributions	1.5	1.4	0.2	11%
Distributions	(0.4)	(0.2)	(0.2)	-94%
Market value, FX and other	(0.2)	(0.6)	0.4	64%
Ending balance	$ 52.9	$ 41.7	$ 11.2	27%
Management fees ($M)	$ 64.8	$ 50.6	$ 14.2	28%
Average fee rate[1]	0.52%	0.52%	0.00%	1%

Walk from AUM to FEAUM	$B
Total AUM as of 6/30/21	$ 89.8
Less: Non-Fee Earning AUM	(9.9)
Less: Market appreciation included in AUM	(13.4)
Less: Undeployed Fee-Earning Capital (capital not yet invested or considered active on which we will earn fees once capital is invested or activated)	(13.6)
Fee-Earning AUM as of 6/30/21	**$ 52.9**

- For the quarter, our FEAUM increased by approximately 27% to $52.9 billion
- Activated/Deployed approximately $0.7 billion of capital from our existing undeployed fee-earning capital during the quarter

Note: Amounts may not sum to total due to rounding.

[1] Weighted-average fee rates reflect the applicable management fees for the last 12 months ending on each period presented.

STEPSTONE GROUP 20

StepStone Occupies a Critical Position within the GP & LP Ecosystem

Global Private Markets

Primaries | Secondaries | Co-investments

Over $50B in annual private markets capital allocations[1]

Corporations
Endowments/Foundations
Family Offices
Private Wealth/Defined Contribution Plans
Insurance Companies
Pension Funds
Sovereign Wealth Funds

Clients



Asset management
Advisory and data services
Portfolio analytics and reporting

Fund Managers

Private Equity
Infrastructure
Private Debt
Real Estate

Reviewed over 3,200 investment opportunities annually[2]

[1] Data reflecting twelve months ended December 31, 2020.
[2] Data reflecting twelve months ended June 30, 2021.

STEPSTONE GROUP 21

StepStone is a Global Private Markets Solutions and Services Provider

StepStone is a global private markets investment firm focused on providing customized investment solutions and advisory data services to clients

$465B	**$90B**	**$53B**	**$50B+**	**586**
combined AUM/AUA[1]	assets under management[1]	fee-earning assets under management	annual private market allocations[2]	professionals



PRIVATE EQUITY
REAL ESTATE
PRIVATE DEBT
INFRASTRUCTURE

Focus on customization

Expertise in building customized portfolios designed to meet clients' specific objectives

Global-and-local approach

Global operating platform with strong local teams in 19 offices in 13 countries across 5 continents

Proprietary data and technology

Valuable information advantage generates enhanced private markets insight and improves operational efficiency

Multi-asset class expertise

Scaled presence across the private equity, infrastructure, private debt and real estate asset classes drives ability to execute tailored and complex investment solutions

Large and experienced team

Approximately 210 investment professionals and 375 other employees dedicated to sourcing, executing, analyzing and monitoring private markets opportunities

As of June 30, 2021. All dollars are USD.

[1] $465 billion includes $90 billion in assets under management and $375 billion in assets under advisement. Reflects final data for the prior period (March 31, 2021), adjusted for net new client account activity through June 30, 2021. Does not include post-period investment valuation or cash activity. NAV data for underlying investments is as of March 31, 2021, as reported by underlying managers up to 115 days following March 31, 2021. When NAV data is not available by 115 days following March 31, 2021, such NAVs are adjusted for cash activity following the last available reported NAV.

[2] For the twelve months ended December 31, 2020. Excludes legacy funds, feeder funds and research-only, non-advisory services.

STEPSTONE GROUP 22

Comprehensive Private Markets Solutions

StepStone's flexible business model helps clients access opportunities across all asset classes:

ASSET MANAGEMENT — ADVISORY — RESEARCH

SEPARATELY MANAGED ACCOUNTS	FOCUSED COMMINGLED FUNDS	ADVISORY & DATA SERVICES	PORTFOLIO ANALYTICS & REPORTING
• Owned by one client and managed according to their specific preferences • Address client's specific portfolio risk/return, diversification, and liquidity objectives • Integrates a combination of investment strategies across one or more asset classes	• Owned by multiple clients • Deploy capital in specific asset classes with defined investment strategies • Leverages StepStone's multi-asset class expertise	• Recurring support of portfolio construction and design • Discrete or project-based due diligence • Detailed review of existing private markets investments • Consulting services • Licensed access to SPI	• Provide clients with tailored reporting packages • Mandates typically include access to Omni
$67B AUM **and** **$41B** FEAUM **(78% of total)**	**$15B** AUM **and** **$11B** FEAUM **(22% of total)**	**$375B** AUA **and** **$7B** AUM	Provided portfolio analytics and reporting on over **$485B** of client commitments

Note: As of June 30, 2021. Amounts may not sum to total due to rounding.
[1] StepStone Private Markets Intelligence.

STEPSTONE GROUP 23

Comprehensive, Full Service Model

210+
bespoke SMA accounts and focused commingled funds

38%
of advisory clients also have an AUM relationship

- Offers a comprehensive, full-service model to clients seeking a customized solution to private markets investing
- Each solution is offered across each of the private equity, infrastructure, private debt and real estate asset classes
- Empowered by industry-transforming technology capabilities that create a virtuous cycle of client engagement providing a significant data advantage

CUSTOMIZED SOLUTIONS ACROSS ALL MARKETS

1. ASSET MANAGEMENT SOLUTIONS
2. ADVISORY AND DATA SOLUTIONS
3. PORTFOLIO ANALYTICS AND REPORTING

SPECIFICALLY TAILORED FOR EACH ASSET CLASS

PRIVATE EQUITY

$45B[1]	$25B	$193B
AUM	FEAUM	AUA

85
Investment professionals

REAL ESTATE

$9B[1]	$4B	$135B
AUM	FEAUM	AUA

45
Investment professionals

INFRASTRUCTURE

$18B[1]	$13B	$34B
AUM	FEAUM	AUA

49
Investment professionals

PRIVATE DEBT

$19B[1]	$11B	$14B
AUM	FEAUM	AUA

32
Investment professionals

INDUSTRY-TRANSFORMING TECHNOLOGY CAPABILITIES


Investment decisioning tool
SPI
FRONT-END
Portfolio monitoring tool SPAR[2]
OMNI
BACK-END

Note: Amounts may not sum to total due to rounding. Data presented as of June 30, 2021. AUM/AUA reflects final data for the prior period (March 31, 2021), adjusted for net new client account activity through June 30, 2021. Does not include post-period investment valuation or cash activity. NAV data for underlying investments is as of March 31, 2021, as reported by underlying managers up to 115 days following March 31, 2021. When NAV data is not available by 115 days following March 31, 2021, such NAVs are adjusted for cash activity following the last available reported NAV.

[1] Allocation of AUM by asset class is presented by underlying investment asset classification.

[2] StepStone Portfolio Analytics & Reporting.

STEPSTONE GROUP 24

25STEPSTONE GROUP As of June 30, 2021 Total AUM: $90B Infrastructure $18B / 20% Private Equity $45B / 50% Private Debt $19B / 21% Real Estate $9B / 10% BY AUM1 Total AUA: $375B Private Debt $14B / 4% Infrastructure $34B / 9% Real Estate $135B / 36% BY AUA 49% ($229B) combined AUM / AUA in RE / INFRA / PD asset classes Note: Amounts and percentages may not sum to total due to rounding. Reflects final data for the prior period (March 31, 2021), adjusted for net new client account activity through June 30, 2021. Does not include post-period investment valuation or cash activity. NAV data for underlying investments is as of March 31, 2021, as reported by underlying managers up to 115 days following March 31, 2021. When NAV data is not available by 115 days following March 31, 2021, such NAVs are adjusted for cash activity following the last available reported NAV. RE – Real estate, INFRA – Infrastructure, PD – Private debt 1Allocation of AUM by asset class is presented by underlying investment asset classification. Private Equity $193B / 51% Investment Expertise Across All Private Markets Asset Classes

26STEPSTONE GROUP Net Realized Performance Fees QUARTERLY NET REALIZED PERFORMANCE FEES ($m, unless otherwise mentioned) Note: Net Realized Performance Fees represent gross realized performance fees, less realized performance fee-related compensation. Gross realized performance fees include deferred incentive fees that are not included in GAAP revenues. See reconciliation of net realized performance fees on page 33. $6 $7 $5 $2 $5 $7 $6 $9 $1 $8 $6 $16 $13 $33 $0 $10 $20 $30 $40 $50 $60 $70 FQ4'18 FQ1'19 FQ2'19 FQ3'19 FQ4'19 FQ1'20 FQ2'20 FQ3'20 FQ4'20 FQ1'21 FQ2'21 FQ3'21 FQ4'21 FQ1'22 $23 $29 $24 $20 $19 $18 $20 $27 $23 $25 $24 $31 $43 $68 $0 $10 $20 $30 $40 $50 $60 $70 FQ4'18 FQ1'19 FQ2'19 FQ3'19 FQ4'19 FQ1'20 FQ2'20 FQ3'20 FQ4'20 FQ1'21 FQ2'21 FQ3'21 FQ4'21 FQ1'22 LTM NET REALIZED PERFORMANCE FEES ($m, unless otherwise mentioned)

27STEPSTONE GROUP ($ in thousands) June '20 June '21 % o % Fav / Unfav Focused commingled funds 19,853$ # 24,150$ # 22% SMAs 30,722 # 40,605 # 32% Advisory and other services 12,863 # 13,255 # 3% Fund reimbursement revenues 62 # 51 # -18% Total management and advisory fees, net $ 63,500 # $ 78,061 # 23% Quarter Revenues - Management and Advisory Fees, Net Focused commingled funds 31% SMAs 52% Advisory and other services 17% QUARTER JUNE ’20 QUARTER JUNE ’21 Focused commingled funds 31% SMAs 48% Advisory and other services 20%

28STEPSTONE GROUP 29% 10% 61% Top 10 Top 11-20 Other Blue-chip, Sophisticated, Global Clientele As of June 30, 2021 1 Represents more than 4x the number of separate mandates and commitments to commingled funds. 2 Includes ~34% of management and advisory fee contribution from focused commingled funds. 59%23% 7% 11% > 7 years 3-7 years 1-3 years < 1 year 28% 26% 23% 20% 3% North America Asia/Australia Europe Middle East Central and South America 41% 17% 16% 11% 6% 6% 3% Pension Funds Insurance Companies Private Wealth/ Defined Contribution Plans Sovereign Wealth Funds Corporations Family Offices Endowments/Foundations BY TYPE LTM management and advisory fees (%) BY GEOGRAPHY LTM management and advisory fees (%) BY ACCOUNT TENOR LTM management fees (%) BY CLIENT LTM management and advisory fees (%) 2 1

StepStone's Diversified Platform Spans Private Markets Solutions

STEPSTONE
inside private markets

PRIVATE EQUITY

- Total AUM: $45B
  - SMA AUM: $35B
  - FCF AUM: $10B
- Advisory AUA: $193B
- $23B Approved in 2020

INVESTMENT STRATEGY[1,2,4]	NET IRR[3]	NET TVM[3]
PRIMARIES	17.8%	1.6x
SECONDARIES	19.7%	1.5x
CO-INVESTMENTS	24.2%	1.8x

REAL ESTATE

- Total AUM: $9B
  - SMA AUM: $3B
  - FCF AUM: $3B
  - Advisory AUM:$2B
- Advisory AUA: $135B
- $11B Approved in 2020

INVESTMENT STRATEGY[1,4,5]	NET IRR[3]	NET TVM[3]
CORE/CORE+ FUND INVESTMENTS	8.0%	1.4x
VALUE-ADD/OPPORTUNISTIC FUND INVESTMENTS	9.2%	1.3x
REAL ESTATE DEBT FUND INVESTMENTS	6.2%	1.1x
VALUE-ADD/OPPORTUNISTIC SECONDARIES & CO-INVESTMENTS	15.0%	1.3x

INFRASTRUCTURE

- Total AUM: $18B
  - SMA AUM: $18B
  - FCF AUM: --
- Advisory AUA: $34B
- $11B Approved in 2020

INVESTMENT STRATEGY[1,4,6]	NET IRR[3]
PRIMARIES	9.2%
SECONDARIES	12.8%
CO-INVESTMENTS [7]	7.8%

PRIVATE DEBT

- Total AUM: $19B
  - SMA AUM: $11B
  - FCF AUM: $2B
  - Advisory AUM: $5B
- Advisory AUA: $14B
- $10B Approved in 2020

INVESTMENT STRATEGY[1,4,8]	IRR[8]
DIRECT LENDING (GROSS) [9]	7.3%
DISTRESSED DEBT (GROSS) [9]	9.4%
OTHER (GROSS)[9,10]	9.1%
PRIVATE DEBT GROSS TRACK RECORD [9]	8.2%
PRIVATE DEBT NET TRACK RECORD	7.4%

Note: Approvals are LTM as of December 31, 2020. Amounts may not sum to total due to rounding. SMA – Separately Managed Accounts. FCF – Focused Commingled Funds.
AUM/AUA as of June 30, 2021. Reflects final data for the prior period (March 31, 2021), adjusted for net new client account activity through June 30, 2021. Does not include post-period investment valuation or cash activity. NAV data for underlying investments is as of March 31, 2021, as reported by underlying managers up to 115 days following March 31, 2021. When NAV data is not available by 115 days following March 31, 2021, such NAVs are adjusted for cash activity following the last available reported NAV.
Please see next slide for performance footnote references.
Past performance is not necessarily indicative of future results and there can be no assurance that the fund will achieve comparable results or avoid substantial losses.

STEPSTONE GROUP 29

30STEPSTONE GROUP Track Record Disclosures Note: Descriptions for certain terms can be found on the definitions page starting on slide 34 of this presentation. 1 Investment returns reflect NAV data for underlying investments as of March 31, 2021, as reported by underlying managers up to 115 days following March 31, 2021. For investment returns where NAV data is not available by 115 days following March 31, 2021, such NAVs are adjusted for cash activity following the last available reported NAV. 2 Private Equity includes 1,147 investments totaling $107.8 billion of capital commitments and excludes (i) 2 advisory co-investments and 125 client-directed investments, totaling $100.0 million and $11.0 billion, respectively, of capital commitments, (ii) investments for which StepStone does not provide monitoring and reporting services to the client that made the investment. Investment returns are calculated on a constant currency adjusted reporting basis converting non-USD investment cash flows and NAVs to USD using the foreign currency exchange rate corresponding to each client’s first cash flow date. 3 Net IRR and Net TVM are presented solely for illustrative purposes and do not represent actual returns received by any investor in any of the StepStone Funds represented above. StepStone fees and expenses are based on the following assumptions (management fees represent an annual rate): (i) Primaries: 25 basis points of net invested capital for management fee, 5 basis points of capital commitments for fund expenses, and 1 basis point of capital commitments drawn down in the first cash flow quarter for organizational costs. (ii) Secondaries: 125 basis points (60 basis points for Infrastructure) on capital commitments in years 1 through 4 for management fee. In year 5, management fees step down to 90% of the previous year’s fee. Secondaries also include 5 basis points of capital commitments for fund expenses, and 1 basis point of capital commitments drawn down in the first cash flow quarter for organizational costs. Secondaries also include 12.5% of paid and unrealized carry (15.0% of paid and unrealized carry for Real Estate), with an 8% preferred return hurdle. (iii) Co-investments: 100 basis points on net committed capital for management fee, 5 basis points of capital commitments for fund expenses, and 1 basis point of capital commitments drawn down in the first cash flow quarter for organizational costs. Co- investments also include 10.0% of paid and unrealized carry (15.0% of paid and unrealized carry for Real Estate), with an 8% preferred return hurdle. Net IRR and Net TVM for certain investments may have been impacted by StepStone’s or the underlying fund manager’s use of subscription backed credit facilities by such vehicles. Reinvested/recycled amounts increase contributed capital. 4 Investments of former clients are included in performance summary past the client termination date until such time as StepStone stops receiving current investment data (quarterly valuations and cash flows) for the investment. At that point, StepStone will then ‘liquidate’ the fund by entering a distribution amount equal to the last reported NAV, thus ending its contribution to the track record as of that date. Historical performance contribution will be maintained up until the ‘liquidation’ date. 5 Real Estate includes 395 investments totaling $60.6 billion of capital commitments and excludes (i) 35 client-directed investments, totaling $4.4 billion of capital commitments, (ii) 3 secondary core/core+ investments, totaling $181.4 million, (iii) 4 advisory fund investments totaling $462.7 million, and (iv) investments for which StepStone does not provide monitoring and reporting services to the client that made the investment. Investment returns are calculated on a constant currency adjusted reporting basis converting non- USD investment cash flows and NAVs to USD using the foreign currency exchange rate corresponding to each client’s first cash flow date. Includes the discretionary track record of Courtland Partners, Ltd., which StepStone acquired on April 1, 2018 (the “Courtland acquisition”). 6 Infrastructure includes 136 investments totaling $25.5 billion of capital commitments and excludes (i) approximately 11 infrastructure investments made by the Partnership prior to the formation of the Infrastructure subsidiary in 2013 or made prior to the Courtland acquisition, and 11 client-directed investments, totaling $501.9 million and $836.9 million, respectively, of capital commitments, and (ii) investments for which StepStone does not provide monitoring and reporting services to the client that made the investment. Investment returns are calculated on a constant currency adjusted reporting basis converting non-USD investment cash flows and NAVs to USD using the foreign currency exchange rate corresponding to each client’s first cash flow date. 7Includes asset management investments. 8 Private Debt includes 554 investments totaling $26.8 billion of capital commitments and excludes (i) 23 client-directed investments, totaling $1.5 billion of capital commitments, and (ii) investments for which StepStone does not provide monitoring and reporting services to the client that made the investment. Investment returns are calculated on a constant currency adjusted reporting basis converting non-USD investment cash flows and NAVs to USD using the foreign currency exchange rate corresponding to each client’s first cash flow date. IRR is presented solely for illustrative purposes and does not represent actual returns received by any investor in any of the StepStone Funds represented above. StepStone fees and expenses are based on the following assumptions (management fees represent an annual rate): Private Debt fund investments include 65 basis points on the quarterly net asset value for management fee. Net IRR for certain investments may have been impacted by StepStone’s or the underlying fund manager’s use of subscription backed credit facilities by such vehicles. Reinvested/recycled amounts increase contributed capital. 9 Subset performance is presented net of fees and expenses charged by the underlying fund manager only (performance results do not reflect StepStone fees and expenses). 10 Other includes mezzanine debt, infrastructure debt, collateralized loan obligations, private performing debt, senior debt, fund of funds, leasing, regulatory capital, trade finance and intellectual property/royalty. Past performance is not necessarily indicative of future results and there can be no assurance that the fund will achieve comparable results or avoid substantial losses.

31STEPSTONE GROUP Reconciliation of GAAP to ANI and FRE 1 Includes income attributable to non-controlling interests in subsidiaries net of non-controlling interest portion of unrealized investment income (loss) ($(0.1) million and $(0.6) million for the three months ended June 30, 2021 and 2020, respectively, $0.4 million for the three months ended March 31, 2021, $31 thousand for fiscal 2018 and $0.4 million for the last twelve months ended June 30, 2021), and non-controlling interest portion of loss on change in fair value for contingent consideration obligation ($0.5 million for the three months ended March 31, 2021, and $0.7 million for the last twelve months ended June 30, 2021). 2 Reflects equity-based compensation for awards granted prior to and in connection with the IPO. 3 Includes compensation paid to certain equity holders as part of an acquisition earn-out ($0.8 million for fiscal 2018), transaction costs ($3.5 million for the three months ended June 30, 2021, $0.1 million for fiscal 2018, and $3.9 million for the last twelve months ended June 30, 2021), severance costs ($0.1 million and $4.0 million for the three months ended June 30, 2021 and 2020, respectively, $0.1 million for the three months ended March 31, 2021, $0.7 million for fiscal 2018, and $0.3 million for the last twelve months ended June 30, 2021), loss on change in fair value for contingent consideration obligation ($1.2 million for the three months ended March 31, 2021 and $1.6 million for the last twelve months ended June 30, 2021) and other non-core operating income and expenses. 4 Represents corporate income taxes at a blended statutory rate of 22.6% applied to pre-tax adjusted net income for the three months ended June 30, 2021. The 22.6% rate for the three months ended June 30, 2021 is based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 1.6%. The three months ended March 31, 2021, reflects a true-up to adjust fiscal 2021 to a blended statutory rate of 22.6%. As we were not subject to U.S. federal and state income taxes prior to the Reorganization and IPO, a blended statutory rate of 25.0% has been applied to all prior periods presented for comparability purposes. 5 Foreign currency translation gains and losses have been reclassified from general, administrative and other expenses to other income (loss) in our consolidated income statements for all prior periods presented to conform to the current period presentation. ($ in thousands) Ful l Year Last Twelve Months June '20 Mar '21 June '21 Mar '18 June '21 Income (loss) before income tax (51,202)$ 162,866$ 140,942$ 85,805$ 529,993$ Net income attributable to non-controlling interests in subsidiaries(1) (4,686) (4,655) (5,720) (2,350) (24,986) Unrealized carried interest allocation revenue 132,140 (257,777) (176,399) (91,753) (742,366) Unrealized performance fee-related compensation (68,675) 132,021 85,572 48,278 369,755 Unrealized investment (income) loss 4,193 (8,570) (4,013) (1,870) (19,272) Deferred incentive fees 3,546 - 4,042 2,801 5,196 Equity-based compensation(2) 483 3,207 3,635 189 11,000 Amortization of intangibles 835 834 620 3,382 3,124 Write-off of unamortized deferred financing costs - - - - 3,526 Non-core items(3) 4,005 1,305 3,655 2,211 5,992 P re-tax adjusted net inc ome 20,639 29 ,231 52 ,334 46 ,693 141 ,962 Income taxes(4) (5,160) (4,605) (11,801) (11,673) (31,506) Adjusted net inc ome 15,479 24 ,626 40 ,533 35 ,020 110 ,456 Income taxes(4) 5,160 4,605 11,801 11,673 31,506 Realized carried interest allocation revenue (3,638) (24,696) (49,963) (30,081) (109,278) Realized performance fee-related compensation 2,900 12,580 25,308 11,406 52,940 Realized investment income (1,015) (1,329) (2,411) (3,137) (6,737) Incentive fees (3,589) (376) (4,182) (1,489) (6,067) Deferred incentive fees (3,546) - (4,042) (2,801) (5,196) Interest income (94) (71) (80) (143) (399) Interest expense 2,057 7 6 913 5,309 Other (income) loss(5) (220) 1,041 437 125 437 Write-off of unamortized deferred financing costs - - - - (3,526) Net income attributable to non-controlling interests in subsidiaries(1) 4,686 4,655 5,720 2,350 24,986 Fee-related earnings 18,180$ 21 ,042$ 23 ,127$ 23 ,836$ 94 ,431$ Total revenues (61 ,413)$ 359 ,066$ 308 ,605$ 264 ,275$ 1 ,157,734$ Unrealized carried interest allocations 132,140 (257,777) (176,399) (91,753) (742,366) Deferred incentive fees 3,546 - 4,042 2,801 5,196 Adjusted revenues 74,273$ 101 ,289$ 136 ,248$ 175 ,323$ 420 ,564$ Quarter

32STEPSTONE GROUP Reconciliation of Adjusted Net Income Per Share 1 Our Class A common stock did not exist prior to the Reorganization and IPO in September 2020. As a result, the computation of ANI per share for all periods presented prior to the Reorganization and IPO date assumes the same number of adjusted shares outstanding as reported for the three months ended September 30, 2020 for comparability purposes. 2 Assumes the full exchange of Class B units in StepStone Group LP for Class A common stock of SSG pursuant to the exchange agreement. ($ in thousands, except share and per share amounts) June '20 Mar '21 June '21 Adjusted net income 15,479$ 24,626$ 40,533$ Weighted-average shares of Class A common stock outstanding – Basic(1) 29,237,500 30,157,500 39,042,497 Assumed vesting of RSUs(1) 745,347 1,361,294 1,353,755 Assumed vesting and exchange of Class B2 units(1) 2,411,318 2,485,275 2,488,979 Exchange of Class B units in the Partnership(1)(2) 65,578,831 64,658,831 55,773,834 Adjusted shares(1) 97,972,996 98,662,900 98,659,065 Adjusted net income per share 0.16$ 0.25$ 0.41$ Quarter

Reconciliation of Gross and Net Realized Performance Fees

STEPSTONE
inside private markets

($ in millions)

	Quarter													
	FQ4'18	FQ1'19	FQ2'19	FQ3'19	FQ4'19	FQ1'20	FQ2'20	FQ3'20	FQ4'20	FQ1'21	FQ2'21	FQ3'21	FQ4'21	FQ1'22
Realized carried interest revenue	$ 9.9	$ 11.3	$ 10.1	$ 5.4	$ 9.9	$ 12.9	$ 11.1	$ 19.6	$ 2.6	$ 3.6	$ 8.6	$ 26.1	$ 24.7	$ 50.0
Incentive fees	0.1	1.2	0.1	0.1	0.1	1.6	0.8	0.2	0.8	3.6	1.2	0.3	0.4	4.2
Deferred incentive fees	0.6	1.0	-	-	-	-	0.8	-	-	3.5	1.2	-	-	4.0
Gross realized performance fees	10.7	13.5	10.2	5.5	10.0	14.5	12.6	19.8	3.4	10.8	10.9	26.4	25.1	58.2
Realized performance fee-related compensation	(4.8)	(6.3)	(5.6)	(3.0)	(5.4)	(7.8)	(6.4)	(10.4)	(2.4)	(2.9)	(4.8)	(10.2)	(12.6)	(25.3)
Net realized performance fees	$ 5.9	$ 7.2	$ 4.6	$ 2.5	$ 4.6	$ 6.7	$ 6.2	$ 9.4	$ 1.0	$ 7.9	$ 6.1	$ 16.1	$ 12.5	$ 32.9

	Last Twelve Months													
	FQ4'18	FQ1'19	FQ2'19	FQ3'19	FQ4'19	FQ1'20	FQ2'20	FQ3'20	FQ4'20	FQ1'21	FQ2'21	FQ3'21	FQ4'21	FQ1'22
Realized carried interest revenue	$ 30.1	$ 39.7	$ 36.8	$ 36.6	$ 36.6	$ 38.3	$ 39.2	$ 53.4	$ 46.2	$ 36.9	$ 34.4	$ 40.9	$ 63.0	$ 109.3
Incentive fees	1.5	2.7	3.2	1.6	1.5	1.9	2.6	2.7	3.4	5.4	5.8	5.9	5.5	6.1
Deferred incentive fees	2.8	3.6	3.0	1.6	1.0	-	0.8	0.8	0.8	4.3	4.7	4.7	4.7	5.2
Gross realized performance fees	34.4	46.0	42.9	39.9	39.2	40.2	42.6	57.0	50.4	46.6	44.9	51.5	73.1	120.5
Realized performance fee-related compensation	(11.4)	(16.8)	(18.7)	(19.7)	(20.3)	(21.8)	(22.6)	(30.0)	(27.0)	(22.1)	(20.5)	(20.4)	(30.5)	(52.9)
Net realized performance fees	$ 23.0	$ 29.2	$ 24.2	$ 20.1	$ 18.9	$ 18.4	$ 20.0	$ 27.0	$ 23.4	$ 24.5	$ 24.4	$ 31.1	$ 42.6	$ 67.6

Note: Amounts may not sum to total due to rounding.

STEPSTONE GROUP 33

34STEPSTONE GROUP Definitions • StepStone Group Inc. or “SSG” refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries. • Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries. • Reorganization refers to the series of transactions immediately before the Company's initial public offering (“IPO”), which was completed on September 18, 2020. • Assets Under Management, or “AUM”, primarily reflects the assets associated with our SMAs and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of June 30, 2021 reflects final data for the prior period (March 31, 2021), adjusted for net new client account activity through June 30, 2021. NAV data for underlying investments is as of March 31, 2021, as reported by underlying managers up to 115 days following March 31, 2021. When NAV data is not available by 115 days following March 31, 2021, such NAVs are adjusted for cash activity following the last available reported NAV. • Assets Under Advisement, or “AUA”, consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of June 30, 2021 reflects final data for the prior period (March 31, 2021), adjusted for net new client account activity through June 30, 2021. NAV data for underlying investments is as of March 31, 2021, as reported by underlying managers up to 115 days following March 31, 2021. When NAV data is not available by 115 days following March 31, 2021, such NAVs are adjusted for cash activity following the last available reported NAV. Beginning in the quarter ended March 31, 2021, the computation of AUA was modified to include the portion of client portfolio assets for which we do not directly provide recommendations, monitoring and/or reporting services. Prior period amounts have not been recast for this change as such historical data does not exist. The impact of the change was approximately $70 billion in the quarter ended March 31, 2021.

35STEPSTONE GROUP Definitions (continued) • Fee-Earning AUM, or “FEAUM”, reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. • Undeployed Fee-Earning Capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once this capital is invested or active. • Adjusted net income, or “ANI”, is a non-GAAP performance measure that we present on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. The components of revenues used in the determination of ANI (“Adjusted Revenues”) comprise net management and advisory fees, incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income, (c) equity-based compensation for awards granted prior to and in connection with our IPO, (d) amortization of intangibles and (e) certain other items that we believe are not indicative of our core operating performance, including charges associated with acquisitions and corporate transactions, contract terminations and employee severance. ANI is income before taxes fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods. • ANI Per Share measures our per-share earnings assuming all Class B units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted shares outstanding. We believe ANI per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. • Fee-Related Earnings, or “FRE”, is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises net management and advisory fees, less operating expenses other than performance fee-related compensation, equity-based compensation for awards granted prior to and in connection with our IPO, amortization of intangibles and other non-core operating items. FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenues. • Fee-Related Earnings Margin is a non-GAAP performance measure which is calculated by dividing Fee-Related Earnings by Management & Advisory Fees, net. We believe Fee- Related Earnings Margin is an important measure of profitability on revenues that are largely recurring by nature. • Gross Realized Performance Fees represents realized carried interest allocations and incentive fees, including the deferred portion.

36STEPSTONE GROUP Definitions (continued) • Net Realized Performance Fees represents gross realized performance fees, less realized performance fee-related compensation. • Invested Capital refers to the total amount of all investments made by a fund, including commitment-reducing and non-commitment-reducing capital calls. • “IRR”, refers to the annualized internal rate of return for all investments within the relevant investment strategy on an inception-to-date basis as of March 31, 2021 (except as noted otherwise on pages 29 and 30), based on contributions, distributions and unrealized value. • “Net IRR” refers to IRR, net of fees and expenses charged by both the underlying fund managers and StepStone. • Net Asset Value, or “NAV”, refers to the estimated fair value of unrealized investments plus any net assets or liabilities associated with the investment as of March 31, 2021. • “Net TVM” refers to the total value to paid-in capital or invested capital expressed as a multiple. Net TVM is calculated as distributions plus unrealized valuations divided by invested capital (including all capitalized costs). • Last Twelve Months, or “LTM,” refers to the preceding twelve months as of June 30, 2021. • Compound annual growth rate, or “CAGR,” represents a measure of the annual growth rate over multiple periods, considering the effect of compounding.

37STEPSTONE GROUP Disclosure Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward- looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in our annual report on Form 10-K for the fiscal year ended March 31, 2021, and in our subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted Revenues, Adjusted Net Income (on both a pre-tax and after-tax basis), Adjusted Net Income per share, Fee-Related Earnings and Fee-Related Earnings Margin) are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included on pages 31-33 of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.